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                                                                    EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 11, 1999, relating to the financial statements of Student Advantage, Inc.




/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP




Boston, Massachusetts
June 16, 1999